                                THIRD AMENDMENT
                              TO CREDIT AGREEMENT
                               AND LIMITED WAIVER

                  This THIRD AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of May 14, 1999 between HORIZON Pharmacies, Inc., a Delaware corporation ("BORROWER"), and McKesson HBOC, Inc., a Delaware corporation formerly known as McKesson Corporation ("MCKESSON").

                                    RECITALS

                  WHEREAS, Borrower and McKesson are parties to that certain Credit Agreement dated as of July 2, 1998, as amended by a First Amendment to Credit Agreement dated as of July 20, 1998 and a Second Amendment to Credit Agreement dated as of August 26, 1998 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  WHEREAS, Borrower has requested that McKesson consent to the amendment or waiver of certain covenants and other provisions set forth in the Credit Agreement, and McKesson is willing to do so upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  A. The Credit Agreement is hereby amended to add a new Section
1.9 to read as follows:

                  SECTION 1.9 GUARANTY OF BANK FACILITY. If requested by Borrower, McKesson will provide a guaranty to Bank One (the "McKesson Guaranty") of up to $7,000,000 of indebtedness under an unsecured revolving credit facility from Bank One to Borrower not in excess of $7,000,000 (the "Bank One Facility"), subject to McKesson's reasonable approval of the form of McKesson Guaranty and related documentation. If the McKesson Guaranty is issued by McKesson, the figure "$15,000,000" in Section 1.1(a) and in clause (i) of Section
                  1.8 above shall be reduced by the maximum amount of the McKesson Guaranty. As a condition to McKesson's issuing the McKesson Guaranty, Borrower shall execute and deliver to McKesson an Indemnification Agreement substantially in the form of Exhibit J hereto (the "Indemnification


                                       1.

                  Agreement") and the Security Documents shall be amended as appropriate so that Borrower's obligations under the Indemnification Agreement are secured under the terms of the Security Documents. If the McKesson Guaranty is issued by McKesson, Borrower agrees to pay to McKesson a guaranty fee on the maximum dollar amount guaranteed under the McKesson Guaranty at a rate per annum equal to the Guaranty Fee Amount, payable quarterly in arrears on the last Business Day of each calendar quarter (commencing on the first such date after the McKesson Guaranty is issued) and on the date the McKesson Guaranty is released or otherwise terminated in accordance with its terms.

                  B. Section 2.3(b)(i) of the Credit Agreement is hereby amended by changing the figure of "$5,000,000" therein to "$8,000,000."

                  C. The Credit Agreement is hereby amended by adding a new
Section 4.3 to read as follows:

                  SECTION 4.3 CONDITIONS PRECEDENT TO LOANS AFTER APRIL 1, 1999. The obligation of McKesson to make any Loan on or after April 1, 1999 shall be subject to

                  (a) McKesson's approval, which shall be in McKesson's sole discretion, of Borrower's twelve month profitable operating plan for the twelve months commencing January 1, 1999;

                  (b) The Warrant Purchase Agreement shall have been amended and restated substantially in the form of Exhibit K hereto;

                  (c) Borrower shall have issued to McKesson a new Warrant under the Warrant Purchase Agreement (as amended pursuant to clause (b) above) for 101,500 shares of Borrower's Common Stock with an exercise price of $5.71 per share in exchange for the cancellation of the Warrant issued under the Warrant Purchase Agreement on July 2, 1998;

                  (d) Borrower shall have issued to McKesson a Warrant for 100,000 shares of Borrower's Common Stock in addition to those described in clause (c) above but upon the same terms and conditions as those described in clause (c) above; and

                  (e) Upon or promptly after McKesson's notice to Borrower that the condition in clause (a) above has been met (the "Approval Notice"), Borrower shall have issued a Warrant for 50,000 shares of Borrower's Common Stock with an exercise price per share equal to the average closing price on the American Stock Exchange of Borrower's Common Stock for the five Business Day period commencing on the date on which McKesson gives the Approval Notice and with a termination date on the tenth anniversary of the date of the Approval Notice.


                                       2.

                  D. Section 5.3(e) of the Credit Agreement is hereby amended and restated as follows:

                  (e) by the twentieth day of each calendar month, a completed Borrowing Base Certificate as of the last day of the preceding calendar month duly executed by the Treasurer or Chief Financial Officer of Borrower; PROVIDED, HOWEVER, that, notwithstanding the foregoing, effective 30 days after the date on which Borrower has installed the McKesson Pharmacy Systems Multi-Site Back Office System ("Host System"), Borrower shall deliver each such completed Borrowing Base Certificate duly executed by the Treasurer or Chief Financial Officer of Borrower by no later than the tenth day of each calendar month;

                  E. Section 5.3 of the Credit Agreement is hereby further amended by adding a new clause (g) at the end thereof to read as follows:

                  (g) Within 45 days after the end of each fiscal quarter, an inventory report as to the pharmaceutical inventory of Borrower and its Subsidiaries as of the end of such fiscal quarter.

                  F. Section 6.1(a) of the Credit Agreement is hereby amended by adding the word "Permitted" before "Acquisition" in clause (ii) thereof.

                  G. Section 6.9(d) of the Credit Agreement is amended by adding the word "Permitted" before "Acquisition" in the last line thereof.

                  H. Section 8.1 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

                  "BANK ONE FACILITY" has the meaning set forth in Section 1.9.

                  "GUARANTY FEE AMOUNT" means, on any date, a rate per annum (greater than zero) equal to the difference between (i) the rate of interest that would apply to the principal amount of the Loans outstanding hereunder on such date (regardless of whether any such amounts are then outstanding hereunder) MINUS (ii) the rate of interest that would apply to the principal amount of indebtedness outstanding under the Bank One Facility on such date (regardless of whether any such amounts are then outstanding under the Bank One Facility).

                  "INDEMNIFICATION AGREEMENT" has the meaning set forth in
Section 1.9.

                  "MCKESSON GUARANTY" has the meaning set forth in Section 1.9.

                  I. The definition of "Loan Documents" in Section 8.1 of the Credit Agreement is amended to add ", the Indemnification Agreement" after "the Warrant Documents."


                                       3.

                  J. The definition of "Permitted Acquisition" in Section 8.1 of the Credit Agreement is amended by inserting after the word "Borrower" in the first line thereof the following:

                  (and, if after April 30, 1999, approved in writing by McKesson)

                  K. The definition of "Permitted Guaranty" in Section 8.1 of the Credit Agreement is amended by adding the word "Permitted" before "Acquisition" in the last line thereof.

                  L. The definition of "Seller" in Section 8.1 of the Credit Agreement is amended by adding the word "Permitted" before "Acquisition" wherever that word appears in such definition.

                  M. Section 9.2(a) of the Credit Agreement is amended and restated as follows:

                  If to Borrower:
                  HORIZON Pharmacies, Inc.
                  501 West Main Street
                  Denison, TX 75020
                  Attn: Chief Financial Officer
                  Facsimile: (903) 465-6769

                  with a copy to:

                  Jay H. Hebert, Esq.
                  Vinson & Elkins
                  2001 Ross, Suite 3700
                  Dallas, TX 75201
                  Facsimile: (214) 999-7745

                  N. The Credit Agreement is hereby amended to add Exhibits J and K attached hereto as Exhibits to the Credit Agreement.

SECTION 2.        LIMITED WAIVER

                  McKesson hereby gives a limited one-time waiver as to:

                  (a) Borrower's failure to comply with Section 2.3(b)(i) at any time prior to the date of this Amendment;

                  (b) Borrower's failure to comply with the conditions of
         Section 4.2(d) with regard to any Loan made on or prior to March 31, 1999;

                  (c) Borrower's failure to comply with Section 5.3(d) of the Credit Agreement insofar as Borrower has failed to timely deliver a completed Compliance Certificate for


                                       4.

         the fiscal year ended December 31, 1998, duly executed by the Treasurer or Chief Financial Officer of Borrower; PROVIDED that Borrower delivers such completed and duly executed Compliance Certificate for the fiscal year ended December 31, 1998, by no later than the Third Amendment Date.

                  (d) Borrower's failure to comply with Section 5.3(e) of the Credit Agreement with regard to the calendar month of April 1999 or any prior calendar month, provided that (i) a completed Borrowing Base Certificate as of the last day of April 1999 duly executed by the Treasurer or Chief Financial Officer of Borrower be delivered to McKesson by no later than May 20, 1999;

                  (e) Borrower's failure to comply with the requirements of
         Section 5.9(b) of the Credit Agreement with respect to any fiscal quarter ending on or before March 31, 1999;

                  (f) Borrower's failure to comply with the requirements of
         Section 5.9(f) of the Credit Agreement with respect to any fiscal quarter ending on or before March 31, 1999;

                  (g) Borrower's failure to comply with the requirements of
         Section 5.9(g) of the Credit Agreement with respect to any fiscal quarter ending on or before December 31, 1998; and

                  (h) The existence of a Material Adverse Change under Section 7.1(j) resulting from the loss of approximately $3,004,000 incurred by Borrower during fiscal quarter ended December 31, 1998, and Borrower's failure to comply with the conditions of Section 4.2(b) and 4.2(c) as a result thereof.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of the first date (the "THIRD AMENDMENT DATE") on or before May 18, 1999 upon which the following conditions have been satisfied:

                  (i) Borrower and McKesson shall have delivered to one another duly executed counterparts of this Amendment;

                  (ii) all the representations and warranties in Section 4 below (after giving effect to any amendments to the Representation Certificate delivered to McKesson prior to the date of this Amendment) shall be true and correct as of the date of this Amendment;

                  (iii) no Default shall have occurred and be continuing on the date of this Amendment (other than Defaults which are not the subject of the limited waiver in Section 2 above which might occur under Section 5.9 of the Credit Agreement with respect to the fiscal quarter ending March 31, 1999, as to which Borrower currently makes no representation and McKesson gives no waiver in this Amendment) or will result from the consummation of this Amendment (after giving effect to this Amendment);


                                       5.

                  (iv) Borrower shall have executed and delivered UCC financing statements satisfactory to McKesson for filing with appropriate officers of the states of Illinois, Indiana and Kansas.

                  (v) Borrower and McKesson shall have executed and delivered to one another the documentation concerning the Amended and Restated Warrant Purchase Agreement and the Warrants described in clauses (b), (c) and (d) of
Section 4.3 of the Credit Agreement as added by this Amendment; and

                  (vi) Borrower shall have delivered to McKesson an opinion of counsel, satisfactory to McKesson in form and substance, concerning the Amended and Restated Warrant Purchase Agreement and the Warrants described in clauses
(b), (c) and (d) of Section 4.3 of the Credit Agreement as added by this Amendment.

When and if this Amendment becomes effective, the amendments set forth in
Section 1 shall be deemed effective as of April 14, 1999.

SECTION 4.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce McKesson to enter into this Amendment, to amend the Credit Agreement in the manner provided herein and to grant the waivers contained herein, Borrower represents and warrants to McKesson that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

                  C. NO CONFLICT. The execution and delivery by Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.


                                       6.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article III of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment (other than Defaults which are not the subject of the limited waiver in Section 2 above which might occur under Section 5.9 of the Credit Agreement with respect to the fiscal quarter ending March 31, 1999, as to which Borrower currently makes no representation and McKesson gives no waiver in this Amendment) or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default (as determined after giving effect to the amendments made by this Amendment).

                  H. CASH AND CASH EQUIVALENTS. Borrower would not have been in violation of Section 2.3(b)(i) at any time prior to the date of this Amendment if the figure of "$5,000,000" contained in such section had read "$8,000,000."

                  I. PERMITTED LIENS. Each of the following UCC financing statements evidences a security interest securing only indebtedness permitted under Section 6.9(d) of the Credit Agreement (as amended by this Amendment):

        State                           File No.                        Secured Party
        -----                           --------                        -------------
        New Mexico                      981102069                       Ronald Paynter

        New Mexico                      981207058                       Kenn's Pharmacy, Inc.

        Texas                           95001121142                     Econo RX, Inc.

        Texas                           9800155379                      David DeVido

        Texas                           9800172367                      Moore's Home Health Care, Inc.

        Texas                           9800177834                      Borger Pharmacy, Inc.


                                       7.

UCC Financing Statement 970903045 filed in New Mexico in favor of Checkpoint Financial Services evidences a security interest in connection with a lease permitted by Section 6.9(b) of the Credit Agreement. UCC Financing Statement 9700028567 filed in Texas in favor of Banker's Trust Company evidences a security interest in connection with factoring arrangements with Pharmacy Fund as to which all indebtedness has been paid by Borrower.

SECTION 5.        RESERVATION OF RIGHTS

         Borrower acknowledges and agrees that the execution and delivery by McKesson of this Amendment shall not be deemed to create a course of dealing or otherwise obligate McKesson to forebear or execute similar amendments under the same or similar circumstances in the future.

SECTION 6.        MISCELLANEOUS

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Agreements.

                  (i) On and after the Third Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of McKesson under, the Credit Agreement or any of the other Loan Documents nor to create any course of dealing or otherwise obligate McKesson to forebear or execute similar amendments or any waiver in similar circumstances in the future.

                  B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse McKesson, upon demand, for all costs, out-of-pocket expenses and reasonable attorneys' fees expended or incurred by McKesson in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE


                                       8.

INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of the other party shall bind the other party with the same force and effect as the delivery of a hard copy original. Any failure by a party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the other party.

                  F. RELATION TO APRIL 14 LETTER. This Amendment, among other things, implements the provisions of Section 2 of that certain letter dated April 14, 1999 between Borrower and McKesson (the "April 14 Letter"). In the event of any inconsistency between this Amendment and Section 2 of the April 14 Letter, this Amendment shall govern.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             HORIZON PHARMACIES, INC.

                                             By: /s/ John N. Stogner
                                                ------------------------------
                                             Title:  CFO/Treasurer
                                                   ---------------------------

                                             McKESSON HBOC, INC.,
                                             FORMERLY KNOW AS
                                             McKESSON CORPORATION

                                             By: /s/ Alan Pearce
                                                ------------------------------
                                             Title:  Senior Vice President
                                                     Financial Services
                                                   ---------------------------


                                       9.

                     ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

                  The undersigned in its capacity as a guarantor under that certain Guaranty dated as of July 2, 1998 made in favor of McKesson hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing Third Amendment to Credit Agreement and Limited Waiver (the "Amendment"), (ii) acknowledges that the undersigned's consent is being sought purely as a protective measure and understands that the terms of the Credit Agreement dated as of July 2, 1998 may be amended without prior notice to or consent of the undersigned and without discharging or otherwise affecting the liability of the undersigned under the Guaranty, and (iii) reaffirms that it will continue to be bound by all of the provisions of the Guaranty and that such Guaranty will remain in full force and effect notwithstanding the execution and delivery by Borrower of the Amendment referred to above.

                                               HORIZON HOME CARE, INC.

                                               By:  /s/ John N. Stogner
                                                  ------------------------------
                                               Its: CFO/Treasurer
                                                   -----------------------------


                                      10.